Exhibit 99.1

Insight Enterprises, Inc. Announces Proposed Offering of $300 Million of Convertible Senior Notes due 2025

TEMPE, Ariz., August 12, 2019--Insight Enterprises, Inc. (NASDAQ: NSIT) (“Insight”) today announced its intention to offer, subject to market and other conditions, $300 million aggregate principal amount of Convertible Senior Notes due 2025 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Insight expects to grant the initial purchasers of the notes an option to purchase up to an additional $50 million aggregate principal amount of notes within a 13-day period.

The notes will be general unsecured obligations of Insight and will be guaranteed on a senior unsecured basis by Insight Direct USA, Inc., a wholly owned subsidiary of Insight. Interest on the notes will be payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2020. Prior to the close of business on the business day immediately preceding June 15, 2024, the notes will be convertible at the option of the holders only upon the occurrence of certain events and during certain periods. Thereafter, the notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, Insight will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election.

Insight will not be able to redeem the notes prior to August 20, 2022. On or after August 20, 2022, Insight will be able to redeem for cash all or any portion of the notes, at its option, if the last reported sale price of Insight’s common stock is equal to or greater than 130% of the conversion price for a specified period of time, at a redemption price equal to 100% of the principal aggregate amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Holders of the notes will be able to require Insight to repurchase their notes following certain corporate transactions at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Following certain corporate transactions or if Insight issues a notice of redemption, Insight will, in certain circumstances, increase the conversion rate for a holder that elects to convert its notes in connection with such corporate transaction or during the relevant redemption period.

The interest rate, initial conversion rate and conversion price and the other terms of the notes will be determined at the time of the pricing of the offering.

Insight intends to use the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost to Insight is partially offset by the proceeds of the warrant transactions described below), to repurchase up to $27.9 million of Insight’s common stock concurrent with the offering in privately negotiated transactions and for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Insight may also sell additional warrants and use the net proceeds from the sale of such additional warrants, together with a portion of the net proceeds from the sale of such notes, to enter into additional convertible note hedge transactions.

In connection with the pricing of the notes, Insight expects to enter into convertible note hedge transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The convertible note hedge transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Insight’s common stock underlying the notes. Concurrently with entering into the convertible note hedge transactions, Insight also expects to enter into warrant transactions with the option counterparties whereby Insight will sell to the option counterparties warrants to purchase, subject to customary anti-dilution adjustments, up to the same number of shares of Insight’s common stock.

The convertible note hedge transactions are expected generally to reduce the potential dilution upon conversion of the notes and/or offset any cash payments Insight is required to make in excess of the principal amount of converted notes, as the case may be, in the event that the market price per share of Insight’s common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions, which initially corresponds to the conversion price of the notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the notes. If, however, the market price per share of Insight’s common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants, there would nevertheless be dilution to the extent that such market price exceeds the strike price of the warrants.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties expect to enter into various derivative transactions with respect to Insight’s common stock and/or purchase shares of Insight’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Insight’s common stock or the notes at that time.

In addition, the option counterparties may modify their hedge positions by entering into or unwinding various derivatives with respect to Insight’s common stock and/or purchasing or selling Insight common stock or other securities of Insight in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of Insight’s common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The notes, the shares of Insight’s common stock issuable upon conversion of the notes, if any, and the related guarantee have not been and will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Insight’s common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

Certain statements contained in this communication, including statements about the offering, the hedging transactions and the intended use of proceeds, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth under “Forward-Looking Information” in Insight’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 or set forth in Insight’s other filings with the SEC and (ii) any of the following: the effects of this offering and any related transactions; the use of proceeds associated with this offering; actions of our competitors, including manufacturers and publishers of products we sell; our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and the requirements year over year; changes in the IT industry and/or rapid changes in technology; risks associated with the integration and operation of acquired businesses; possible significant fluctuations in our future operating results; the risks associated with our international operations; general economic conditions; increased debt and interest expense and decreased availability of funds under our financing facilities; the security of our electronic and other confidential information; disruptions in our IT systems and voice and data networks; failure to comply with the terms and conditions of our commercial and public sector contracts; legal proceedings client audits and failure to comply with laws and regulations; accounts receivable risks, including increased credit loss experience or extended payment terms with our clients; our reliance on independent shipping companies; our dependence on certain key personnel; natural disasters or other adverse occurrences; exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and intellectual property infringement claims and challenges to our registered trademarks and trade names; the company’s failure to obtain the financing anticipated to consummate the pending acquisition of PCM, Inc. (“PCM”); the company’s failure to consummate or delays in the consummation of the PCM acquisition for other reasons; timing to consummate the PCM acquisition; risk that a condition to the PCM acquisition, including the receipt of any required regulatory approvals, may not be satisfied or waived; failure of PCM’s stockholders to approve the merger; unexpected costs or liabilities in connection with the consummation of the merger; the company’s inability to achieve expected synergies and operating efficiencies as a result of the PCM acquisition, whether within the expected time frames, without undue difficulty, cost or expense, or at all; the company’s ability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the PCM acquisition and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending PCM acquisition distracts management of the company or PCM or disrupts current plans and operations; the company’s ability to retain key PCM and company employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the acquisition agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, Insight does not undertake any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Contacts

INVESTORS:
Insight Enterprises, Inc.
Glynis Bryan, 480-333-3251
GLYNIS.BRYAN@INSIGHT.COM
or
Helen Johnson, 480-333-3234
HELEN.JOHNSON@INSIGHT.COM

MEDIA:
Insight Enterprises
Amy Protexter, 480-409-6710
AMY.PROTEXTER@INSIGHT.COM
or
Sloane & Company
Ariel Kouvaras, 212-446-1884
AKOUVARAS@SLOANEPR.COM